For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

FOR IMMEDIATE RELEASE

BRADY REPORTS INCREASE IN SALES FOR ITS FISCAL 2003 SECOND QUARTER

MILWAUKEE (February 14, 2003)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced results for its fiscal 2003 second quarter ended January 31, 2003.
         Sales for the quarter were $129.6 million, compared to $120.6 million in the second quarter last year, an increase of 7.5 percent. Net income for the quarter was $2.8 million or $0.12 per diluted Class A Common Share, down from $6.1 million or $0.26 per share reported in the fiscal 2002 second quarter. Both sales and net income results are in line with previously announced company guidance.
         Sales for the six months ended January 31, 2003, rose 7.0 percent to $268.2 compared to $250.6 million in the same period last year. Net income for the period was $11.0 million or $0.46 per share compared to $14.1 million, or $0.60 per share in the period last year.
         "Our sales in the quarter reflect a stable base business, a positive impact from foreign exchange, and contributions from our ongoing acquisition program. While we are encouraged by the growth in sales for the third straight quarter, our net income in this quarter was strongly impacted by declining margins from a less favorable product mix, and temporary disruptions due to a business systems conversion in our North American direct marketing business," said Katherine M. Hudson, president and chief executive officer of Brady Corporation. "We began to see improvement in both these areas in January and, while not enough to fully compensate for earlier declines in the quarter, we believe that a stronger second half will allow us to finish the year with net income of $1.27 to $1.37 and sales of $552 to $562 million, in keeping with our earlier guidance.
         "Selling, General and Administrative (SG&A) expenses rose in the quarter, due to costs from acquisitions, implementation of the third wave of our new enterprise resource planning (ERP) system, and expansion of our catalog program in Europe. In addition, foreign currency translation increased our expenses in Europe and Asia.

         "Going forward, we are not anticipating much improvement in the global economy, nonetheless, we remain confident that our strategic investments are positioning us for future growth. These include acquisitions, global expansion initiatives and process improvement.
         "In the second quarter we acquired Tiscor, Inc., a software developer specializing in safety and security applications for hand-held computing devices. We also continued our expansion in Asia, with new manufacturing facilities in Malaysia and China. And we are continuing to implement our process improvement initiatives, which are now in place in more than 70 percent of our businesses, in order to better leverage our resources across multiple markets, channels and customers.
         "Despite investment in these strategies, our cash position remains strong, with $20.7 million in operating cash flow and a cash balance of $65.6 million as of January 31, 2003."
         A Webcast of a conference call regarding the company's fiscal 2003 second quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today.
         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs more than 3,000 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. More information is available on the Internet at www.bradycorp.com.



                                       ###


This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND EARNINGS RETAINED
IN THE BUSINESS

(Dollars in Thousands, Except Per Share Amounts)


                                                          (Unaudited)            (Unaudited)

                                                      Three Months Ended       Six Months Ended
                                                         January 31,              January 31,
                                                      2003         2002         2003         2002
                                                   ---------    ---------    ---------    ---------
NET SALES                                          $ 129,565    $ 120,589    $ 268,227    $ 250,590

Operating expenses:
   Cost of products sold                              65,909       60,952      134,354      124,075
   Research and development                            4,572        4,168        8,643        8,620
   Selling, general and administrative                54,535       46,083      108,307       96,841
                                                   ---------    ---------    ---------    ---------
Total operating expenses                             125,016      111,203      251,304      229,536

Operating income                                       4,549        9,386       16,923       21,054

Other income and (expense):
   Investment and other income - net                    (275)           6         (189)         588
   Interest expense                                       (8)          (3)         (43)         (19)
                                                   ---------    ---------    ---------    ---------

Income before income taxes                             4,266        9,389       16,691       21,623

Income taxes                                           1,449        3,251        5,675        7,490
                                                   ---------    ---------    ---------    ---------

Net Income                                             2,817        6,138       11,016       14,133

Earnings retained in business at
  beginning of period                                291,231      280,519      287,674      276,779

Less dividends:
  Preferred stock                                       --            (65)        (171)        (130)
  Common stock                                        (4,540)      (4,263)      (9,011)      (8,453)

Earnings retained in business at
  end of period                                    $ 289,508    $ 282,329    $ 289,508    $ 282,329
                                                   =========    =========    =========    =========
Net income per Class A Nonvoting
  Common Share
                                           Basic   $    0.12    $    0.26    $    0.47    $    0.61
                                                   =========    =========    =========    =========

                                         Diluted   $    0.12    $    0.26    $    0.46    $    0.60
                                                   =========    =========    =========    =========
Net income per Class B Voting
  Common Share
                                           Basic   $    0.12    $    0.26    $    0.44    $    0.58
                                                   =========    =========    =========    =========

                                         Diluted   $    0.12    $    0.26    $    0.43    $    0.57
                                                   =========    =========    =========    =========

BRADY CORPORATION AND SUBSIDIARIES
COMPARATIVE BALANCE SHEETS

(DOLLARS IN THOUSANDS)
                                                           JANUARY 31,  JULY 31,
                                    ASSETS                    2003       2002
                                                           -----------  --------
                                                           (UNAUDITED)

CURRENT ASSETS:
   Cash and cash equivalents                               $ 65,626    $ 75,969
   Accounts receivable, less allowance for
       losses ($3,780 and $3,206, respectively)              80,103      76,246

   Inventories                                               37,747      36,718
   Prepaid expenses and other current assets                 17,455      21,093
                                                           --------    --------

       TOTAL CURRENT ASSETS                                 200,931     210,026

OTHER ASSETS:
   Goodwill - net                                           123,360     108,053
   Other                                                     22,050      21,555
                                                           --------    --------

                                                            145,410     129,608
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                   5,122       5,612
       Buildings and improvements                            48,945      50,122
       Machinery and equipment                              130,220     127,955
       Construction in progress                               8,453       3,062
                                                           --------    --------

                                                            192,740     186,751
   Less accumulated depreciation                            112,974     105,860
                                                           --------    --------

       NET PROPERTY, PLANT AND EQUIPMENT                     79,766      80,891
                                                           --------    --------

TOTAL                                                      $426,107    $420,525
                                                           ========    ========

           LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                        $ 23,953    $ 26,294
   Wages and amounts withheld from employees                 25,282      26,251
   Taxes, other than income taxes                             1,880       2,396
   Accrued income taxes                                       8,256       6,312
   Other current liabilities                                 16,803      12,847
   Short-term borrowings and current maturities
       on long-term debt                                         51         162
                                                           --------    --------

       TOTAL CURRENT LIABILITIES                             76,225      74,262

LONG-TERM DEBT, LESS CURRENT MATURITIES                         865       3,751

OTHER LIABILITIES                                            18,262      18,270
                                                           --------    --------

       TOTAL LIABILITIES                                     95,352      96,283

STOCKHOLDERS' INVESTMENT:
   Preferred stock                                                        2,855
   Class A nonvoting common stock - Issued and
       outstanding, 21,405,934 and 21,356,605
       shares, respectively                                     214         214
   Class B voting common stock - Issued and
       outstanding 1,769,314 shares                              18          18
   Treasury Stock - 18,262 and 4,548 shares, at cost           (509)       (132)
   Additional paid-in capital                                43,146      41,526
   Earnings retained in the business                        289,508     287,674
   Cumulative other comprehensive income                     (1,498)     (7,665)
   Other                                                       (124)       (248)
                                                           --------    --------

       TOTAL STOCKHOLDERS' INVESTMENT                       330,755     324,242
                                                           --------    --------

TOTAL                                                      $426,107    $420,525
                                                           ========    ========

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)                                          (Unaudited)
                                                             Six Months Ended
                                                                January 31
                                                             2003        2002
                                                           --------    --------
Operating activities:
Net income                                                 $ 11,016    $ 14,133
Adjustments to reconcile net income to net cash provided
 by operating activities:
  Depreciation and Amortization                               8,102       7,716
  Loss on sale or disposal of property, plant & equipment        41         474
  Provision for losses on accounts receivable                   671         744
  Amortization of restricted stock                              123         347
  Changes in operating assets and liabilities (net of
   effects of business acquisitions):
     Accounts receivable                                      1,320       1,046
     Inventory                                                  730       3,320
     Prepaid expenses and other assets                          787        (313)
     Accounts payable, accrued expenses and other
      liabilities                                            (4,145)     (2,800)
     Income taxes                                             2,008       1,354
                                                           --------    --------
        Net cash provided by operating activities            20,653      26,021

Investing activities:
  Purchase of Business                                      (12,817)     (3,848)
  Termination of Capital Lease                                 (791)          -
  Purchases of property, plant and equipment                 (7,621)     (6,474)
  Proceeds from sale of property, plant and equipment            16          14
  Other Investments                                            (295)         14
                                                           --------    --------
        Net cash used in investing activities               (21,508)    (10,294)

Financing activities:
  Payment of dividends                                       (9,182)     (8,583)
  Proceeds from issuance of Common Stock                      1,620       2,519
  Principal payments on debt                                   (162)     (1,539)
  Redemption of preferred stock                              (2,855)          -
  Purchase of Treasury Stock                                   (377)          -
  Proceeds from short-term borrowings - net                      75           -
                                                           --------    --------
        Net cash used in financing activities               (10,881)     (7,603)
Effect of exchange rate changes on cash                       1,393        (929)
                                                           --------    --------

Net (decrease) increase in cash and cash equivalents        (10,343)      7,195
Cash and cash equivalents, beginning of period               75,969      62,811
                                                           --------    --------

Cash and cash equivalents, end of period                   $ 65,626    $ 70,006
                                                           ========    ========
Supplemental disclosures:
Cash paid during the period for:
  Interest                                                 $     38    $    147
  Income taxes, net of refunds                                8,171       7,052
Acquisitions:
  Fair value of asset acquired, net of cash                $  5,277    $  1,095
  Liabilities Assumed                                        (2,009)       (721)
  Goodwill                                                    9,549       3,474
                                                           --------    --------
        Net cash paid for acquisitions                     $ 12,817    $  3,848
                                                           ========    ========
Termination of capital lease:
  Disposition of capital assets                            $ (2,574)   $      -
  Settlement of capital lease liability                       3,365           -
                                                           --------    --------
        Net cash paid for termination of capital lease     $    791    $      -
                                                           ========    ========